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                            [THIRD AVENUE FUNDS LOGO]



                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                               SEMI-ANNUAL REPORT
                                   (Unaudited)

                                   ----------

                                 April 30, 2000

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                            [THIRD AVENUE FUNDS LOGO]

                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At April 30, 2000, the unaudited net asset value attributable to the 39,527,097 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue," or the "Fund") was $42.41 per share. This compares with an unaudited net asset value of $37.23 per share at January 31, 2000, and an unaudited net asset value, adjusted for a subsequent distribution to shareholders, of $31.12 per share at April 30, 1999. At June 2, 2000, the unaudited net asset value was $38.15 per share, which net asset value is computed after the distribution of $4 per share, representing realized long-term capital gains.

QUARTERLY ACTIVITY

During the quarter, four initial securities positions were established of which only one, Safelite Bank Debt, involved an investment of more than $300,000. Additions were made to sixteen existing positions during this interim as the Fund took advantage of what seems to be depressed prices for out of favor securities. Seven positions were reduced. In one case, Repap Common, sales were made because the holding may be unsuitable for Third Avenue. The other six sales were of semi-conductor equipment common stocks which reached price levels which seemed to reflect at least some of the speculative excesses currently extant in the market prices of many small cap-high tech common stock issues. Four positions were eliminated during the quarter, three of which were the results of takeovers. The fourth issue, Evans & Sutherland Common, was disposed of in order to realize a tax loss.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES      NEW POSITIONS ACQUIRED
$7,260,767            Safelite Glass Bank Debt ("Safelite Bank Debt")
10,000 shares         Atalanta/Sosnoff Capital Corp. Common Stock ("Atalanta/
                      Sosnoff Common")
18,300 shares         Mestek, Inc. Common Stock ("Mestek Common")
1,500 shares          Simione Central Holdings, Inc. Common Stock
                      ("Simione Common")

                      INCREASES IN EXISTING POSITIONS
$14,560,000           CareMatrix Corp. 6.25% due 2004
                      ("CareMatrix Subordinates")
5,800 shares          Capital Southwest Corp. Common Stock
                      ("Capital Southwest Common")
411,300 shares        D.R. Horton, Inc. Common Stock ("Horton Common")
1,218,000 shares      Enhance Financial Services Group, Inc. Common Stock
                      ("Enhance Common")
50,000 shares         Financial Security Assurance Holdings, Ltd. Common Stock
                      ("FSA Common")
56,800 shares         First American Financial Corp. Common Stock ("FAF Common")

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                            [THIRD AVENUE FUNDS LOGO]

NUMBER OF SHARES      INCREASES IN EXISTING POSITIONS (CONTINUED)
84,300 shares         LaSalle Re Holdings, Ltd. Common Stock ("LaSalle Common")
206,900 shares        Liberty Financial Companies, Inc. Common Stock
                      ("Liberty Financial Common")
681,400 shares        MBIA Inc. Common Stock ("MBIA Common")
112,100 shares        PAREXEL International Corp. Common Stock
                      ("PAREXEL Common")
193,900 shares        Silicon Valley Group, Inc. Common Stock
                      ("Silicon Valley Common")
85,400 shares         Tecumseh Products Co. Class B Common Stock
                      ("Tecumseh Common")
879,000 shares        The Chiyoda Fire & Marine Insurance Co., Ltd. Common Stock
                      ("Chiyoda Common")
1,000,000 shares      The Nissan Fire & Marine Insurance Co., Ltd. Common Stock
                      ("Nissan Common")
500,000 shares        The Tokio Marine & Fire Insurance Co., Ltd. Common Stock
                      ("Tokio Common")
255,900 shares        Woronoco Bancorp Common Stock
                      ("Woronoco Common")

                      REDUCTIONS IN EXISTING POSITIONS
33,300 shares         AVX Corp. Common Stock
                      ("AVX Common")
375,000 shares        Electro Scientific Industries, Inc. Common Stock
                      ("Electro Scientific Common")
490,200 shares        Electroglas, Inc. Common Stock
                      ("Electroglas Common")
300,000 shares        GaSonics International Corp. Common Stock
                      ("GaSonics Common")
100,000 shares        KLA-Tencor Corp. Common Stock ("KLA-Tencor Common")
16,431,200 shares     Repap Enterprises Inc. Common Stock
                      ("Repap Common")
163,200 shares        Veeco Instruments, Inc. Common Stock
                      ("Veeco Common")

                      POSITIONS ELIMINATED
230,000 shares        Evans & Sutherland Computer Corp. Common Stock
                      ("Evans & Sutherland Common")
955,000 shares        Imperial Credit Commercial Mortgage Investment Corp.
                      Common Stock ("ICMI Common")
154,800 shares        Integrated Systems, Inc. Common Stock
                      ("Integrated Systems Common")
306,900 shares        Vertex Communications Corp. Common Stock ("Vertex Common")

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                            [THIRD AVENUE FUNDS LOGO]

Safelite Bank Debt seems to be an interesting restructuring play. The Fund created an initial position at about 60% of claim. Safelite markets and installs replacement glass, primarily for automobiles, from 674 installation centers located throughout the country. Safelite Bank Debt is secured by all of Safelite's assets. Competitive pressures on the company are intense but the business is likely to be either a) basically profitable or b) liquidatable in whole or in part. In any restructuring Safelite Bank Debt seems likely to receive both new debt instruments and a majority of a reorganized Safelite's Common Stock.

TAVF has for a long time acquired the common stocks of money managers when their issues were available at prices representing steep discounts from what the businesses would be worth were control to be sold. Two such issues acquired during the quarter were Atalanta/Sosnoff Common and Liberty Financial Common.

Two major investments for the Fund during the quarter were Enhance Common and the common stocks of Japanese non-life insurance companies, especially Tokio Common. TAVF's average cost for the increased position in Enhance Common was around $10 per share. Adjusted book value for Enhance is around $23 per share. Management has retained Morgan Stanley to examine scenarios to enhance shareholder value. At the minimum, those subsidiaries not involved in financial guaranty insurance seem likely to be sold at prices at least equal to book value. The financial guaranty subsidiaries, if they maintain their claims paying ratings, ought to have a take-over value at some premium over adjusted book value. The realistic problems that exist for Enhance seem to revolve around the possibility of ratings downgrades for the two subsidiaries which write financial guaranty insurance and reinsurance. Ratings downgrades, though, appear unlikely especially if the non-financial guaranty subsidiaries are disposed of. Some of the weakness in the price of Enhance Common may be attributable to a lawsuit brought by Creditrust Corporation. The Creditrust suit seems to lack material significance because even if there were to be liability, which seems to be a stretch, the Creditrust damage claims appear to be ludicrous.

Tokio Common has been a very disappointing investment for the Fund market-wise; but a very pleasing investment in terms of the direction in which Tokio management has taken the company since Third Avenue has been a stockholder. The Fund acquired its original position in Tokio Common in January 1997 at a price that represented about a 50% discount from Net Asset Value ("NAV"), where NAV is computed as if Tokio were a closed-end investment company. As of April 30, 2000, the Fund's return on its investment in Tokio had been about 2% compounded annually.

Virtually every analysis about Tokio published by major Japanese and U.S. investment firms analyzes the company as if it were strictly a non-life insurance company facing ever intensifying competition in a stagnant overall market. Examined only this way, Tokio Common certainly does not appear to be any bargain. TAVF does not view Tokio this way. Rather, the Fund looks at Tokio as an extremely well-financed, blue chip, financial institution, one of the few capital rich financial institutions in a woefully capital short economy. The big question to ask about Tokio is what has its management been doing, and what is management doing, to exploit Tokio's position as a well-financed, well-entrenched, financial institution. Are the surplus assets of Tokio being used to diversify Tokio into new areas which appear to be more promising than non-life insurance? In this regard it is hard for TAVF to complain about the actions that Tokio management has taken during the three plus years that the Fund has been an investor. In brief, Tokio has entered into a plethora of new financial activities in the last three years. A partial list is as follows:

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o Highly successful launch of a new, wholly-owned, life insurance subsidiary.

o Enter stock brokerage business and internet trading in joint ventures with Charles Schwab & Co.

o Enter financial guaranty insurance activities in partnership with FSA.

o Become part of a consortium headed by Softbank, a leading Japanese venture capital company, which is seeking to create an "online financial service mall."

o Invest in a management buyout fund with Sanwa Bank and Nichimen Corp.

o Obtain a tie-in with United Asset Management to market investment trusts (i.e., mutual funds).

o Enter a joint venture with First Chicago NBD to provide Asian derivative products.

A problem with having realized profits on a portion of the Fund's holdings in semi-conductor equipment common stocks is that Third Avenue is unlikely to be as tax-efficient on behalf of its shareholders in the fiscal year to end October 31, 2000, as it has been in prior years. TAVF, however, probably will remain more tax efficient than other mutual funds, most of which seem to have much higher turnover ratios. At April 30, the Fund's realized, long-term capital gains for fiscal 2000, amounted to about $5 per share. TAVF shareholders will be subject to U.S. income tax on realized long-term capital gains at a maximum rate of 20% for 2000. In addition, FSA seems likely to be acquired this year in a taxable transaction which, if it closes, will result in an additional realized capital gain of approximately $1.30 per TAVF share. At this writing, there are few capital losses that the Fund can realize to offset the likely capital gains.

As a result of this situation, Third Avenue is following three courses of action and inaction. First, the Board has declared a capital gain distribution of $4 per share payable May 31, 2000 to stockholders of record on May 30, 2000. Shareholders can receive the distribution either in cash, or have additional Fund shares issued to them. Second, the Fund has no present intention of realizing further capital gains before October 31, 2000, by the sale of securities in the open market. Since as FAR AS I'M CONCERNED, THE MARKET OVER ANY 5 OR 6 MONTH PERIOD IS NOTHING MORE THAN A RANDOM WALK, holding on to overpriced securities for six months seems an easy decision. Third, Third Avenue continues to invest in semi-conductor equipment common stocks. While some of these issues appear to be richly valued, others remain bargains, having participated hardly at all in THE ROARING BULL MARKET FOR THESE ISSUES. FOR EXAMPLE, SILICON VALLEY COMMON CLOSED AT 281/2 on April 30. Things seem to be going very right for this business. I think Silicon Valley has a shot, by no means assured, of earning between $4 and $6 per share in 2001, 2002 or 2003. Such earning power, if achieved, seems likely to be sustainable in most, but not all, future years.

For TAVF, the general market is unimportant as seems to be the case for most investors concentrating on fundamental values, whether those investors, like the Fund are essentially passive; or are like others, essentially control investors. In the long run, the performance of the Fund will be driven by the merits inherent in the investments made, not by general market considerations. We, at Third Avenue, certainly look at things quite differently than people like Julian Robertson and Robert J. Shiller, who I think are living in the 1930's rather than the 21st century.

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                            [THIRD AVENUE FUNDS LOGO]

Julian Robertson had managed $21 billion in Tiger and related funds, but he called it quits earlier this year when assets under management dwindled to $6 billion, mostly because of redemptions. He wrote his investors, "There is no point in subjecting our investors to risk in a market, which I frankly do not understand."

If understanding a market means, as it obviously means for Robertson, understanding fluctuations in securities prices, then I can safely state that I've been in the investment business for almost 50 years and I still don't understand markets; never did, never will. Understanding the market belongs in the realm of abnormal psychology, not corporate finance. I think I can do an adequate job for the TAVF shareholders if I understand individual securities and individual companies. Asking me further to understand markets or to predict near-term outlooks for markets is not only asking too much by itself, but also spending time and intellectual capital trying to understand or predict markets detracts very much from one's abilities to understand securities and companies.

In fairness to Julian Robertson, though, it ought to be noted that Robertson's goal in investing seems to have been to outperform on a comparative basis certain benchmarks such as other funds or the S&P 500 on a reasonably consistent basis. (Consistent is a word which in the stock market seems to mean "all the time"). TAVF is different. If the Fund can continue to earn close to 20% compounded on a long-term basis without taking meaningful investment risks, then I think the TAVF shareholders will be satisfied regardless of the performance of other benchmarks with which Third Avenue might be compared. Put otherwise, the Fund failed to outperform the S&P 500 during 1998 and 1999, periods of extreme speculative excesses. Unlike Robertson, I don't think this lack of relative performance is an indication of failure. It just goes with the territory, and is bound to recur from time to time.

Robert J. Shiller, a Yale economics professor, is the author of a book about market psychology published during the quarter ENTITLED, IRRATIONAL EXUBERANCE. The book decries the speculative excesses that Shiller thinks characterized all equity SECURITIES MARKETS PRIOR TO APRIL 2000. THE BOOK PROBABLY SHOULD HAVE BEEN ENTITLED RATIONAL OVEREXUBERANCE because it seems arrogant to suppose that speculators, including day traders, do not have good reasons for doing what they are doing. Most could not do what Third Avenue does even if they wanted to. They are just untrained in security analysis.

The big point Shiller misses is that despite the general averages being what they were - Dow 11,000 and NASDAQ 5000 - many common stocks issued by many well
- financed companies were dirt cheap as measured by the prices that would be paid for the common stocks were the underlying businesses private or take-over candidates. During the quarter, the Fund loaded up on just such common stock issues: real estate-related companies such as Horton and FAF; financial institutions such as Capital Southwest, Chiyoda, FSA (prior to the takeover announcement), LaSalle, MBIA, Nissan and Woronoco; quality manufacturers such as Mestek and Tecumseh; and clinical testing companies such as PAREXEL.

For long-term fundamentalists, it seems as if the general market has become unimportant, and that this has been the case since the end of the Great Depression of the 1930's. Since the end of World War II, general economic and financial conditions have never deserved the great weight that people like Shiller and the financial press assign to them. Top-down considerations have to be low weighted for fundamentalists compared with bottom-up company-specific and securities-specific factors. Put simply, for TAVF and people who analyze the way TAVF does, Alan Greenspan is irrelevant.

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                            [THIRD AVENUE FUNDS LOGO]

In the economy outside of Wall Street, it is easy to see why statistics about the overall economy such as Gross Domestic Product, Interest Rates, and Employment Data, ought to be down weighted. During the last thirty years, almost every American industry has gone through depressions as severe as anything experienced in the 1930's: automobiles, steel, aluminum, transportation, energy, banking, real estate, savings and loan, retail, row crops, agricultural equipment, semi-conductor equipment, machine tools, etc. The essential difference between now and the 30's is that there has been no real domino effect influencing the whole economy. The energy crash of the early to mid 1980's virtually shut down Texas and caused insolvencies for almost all Texan banks. Unlike the 1930's this Texas shut down did not seriously affect the way the rest of the economy operated. For example, it had no apparent effect on the speculative excesses that were occurring contemporaneously in real estate syndications and junk bonds. I think this is the way things are likely to continue to be. There is a strong parallel between what exists for the economy and what exists in securities markets. Despite the huge speculative excesses present today in the general market, there are certain securities that are priced at extremely attractive levels, say 1974 or 1982 pricing. Industry groups where this seems to be the case are real estate-related securities, certain financial institutions and health care. I would hope that we, the management of TAVF, are astute enough to benefit from this bifurcation of markets. Authors like Shiller focus on general averages, not specific securities; they seem not to see the forest; they certainly don't see the trees.

I will write you again when the report for the quarter to end July 31, 2000 is published.

Sincerely yours,


/s/ Martin J. Whitman

Martin J. Whitman
Chairman of the Board

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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                  PRINCIPAL                                                              VALUE              % OF
                                  AMOUNT ($)  ISSUES                                                    (NOTE 1)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 1.53%
                                   2,495,000  Chase Credit Card Master Trust
                                              Series 1997-2 Class A, 6.30% due 4/15/03               $  2,493,054
                                   9,081,787  Ford Credit Auto Owner Trust
                                              Series 1998-B Class A-3, 5.85% due 10/15/01               9,062,170
                                  11,012,545  Ford Credit Auto Owner Trust
                                              Series 1999-C Class A-3, 5.77% due 11/15/01              10,988,152
                                   3,184,925  Ford Credit Auto Owner Trust
                                              Series 1998-C Class A-4, 5.81% due 3/15/02                3,155,146
                                                                                                     ------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $25,705,                                           25,698,522           1.53%
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.27%
Insurance                          4,064,333  Safelite Glass Bank Debt A (c)                            1,930,558
                                   1,598,217  Safelite Glass Bank Debt B (c)                              759,153
                                   1,598,217  Safelite Glass Bank Debt C (c)                              759,153
                                                                                                     ------------
                                                                                                        3,448,864           0.21%
                                                                                                     ------------
Oil Services                       1,067,230  Cimarron Petroleum Corp. (c) (d)                          1,086,455           0.06%
                                                                                                     ------------
Retail                               284,760  Lechmere, Inc. Trade Claim (a) (c)                            3,702
                                     150,959  Montgomery Ward Trade Claim (a) (c)                          41,212
                                                                                                     ------------
                                                                                                           44,914           0.00%
                                                                                                     ------------
                                              TOTAL BANK AND OTHER DEBT
                                              (Cost $5,400,679)                                         4,580,233
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.38%
Assisted Living Facilities        39,399,000  CareMatrix Corp. 6.25%, due 8/15/04                       7,141,069           0.43%
                                                                                                     ------------
Pharmaceutical Services           49,155,000  Innovative Clinical Solutions, Ltd. 6.75%, due 6/15/03   15,975,375           0.95%
                                                                                                     ------------
                                              TOTAL CONVERTIBLE BONDS
                                              (Cost $36,596,564)                                       23,116,444
                                                                                                     ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                                                                                         VALUE              % OF
                                     SHARES   ISSUES                                                    (NOTE 1)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.59%
Bermuda Based Financial            7,500,000  CGA Special Account Trust (b) (c)                   $     7,500,000           0.45%
Instititutions                                                                                    ---------------
Industrial                        24,900,000  Hechinger Co. 6.95%, due 10/15/03*                        1,743,000
                                   8,500,000  Hechinger Co. 9.45%, due 11/15/12*                          595,000
                                                                                                  ---------------
                                                                                                        2,338,000           0.14%
                                                                                                  ---------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $11,089,035)                                        9,838,000
                                                                                                  ---------------
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS - 0.83%
                                   3,500,363  Fannie Mae, Collateralized Mortgage Obligation
                                              Series 1997-8 AB, 7.00%, due 5/18/21                      3,434,521
                                   4,011,556  Freddie Mac, Collateralized Mortgage Obligation
                                              Series 1675 E, 5.85%, due 9/15/17                         3,990,214
                                     257,890  Freddie Mac, Collateralized Mortgage Obligation
                                              Series 1834 A, 7.00%, due 1/15/20                           257,387
                                   6,307,983  Freddie Mac, Collateralized Mortgage Obligation
                                              Series 1902 J, 7.00%, due 8/15/21                         6,290,321
                                                                                                  ---------------
                                              TOTAL GOVERNMENT AGENCY BONDS
                                              (Cost $14,045,545)                                       13,972,443           0.83%
                                                                                                  ---------------
                                      SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 82.44%
Annuities & Mutual Fund               10,000  Atalanta/Sosnoff Capital Corp. (a)                           97,500
Management & Sales                   163,300  John Nuveen & Co., Inc. Class A                           6,511,588
                                     725,500  Liberty Financial Companies, Inc.                        13,603,125
                                                                                                  ---------------
                                                                                                       20,212,213           1.21%
                                                                                                  ---------------
Apparel Manufacturers                150,000  Kleinerts, Inc. (a) (c)                                   1,800,000           0.11%
                                                                                                  ---------------
Bermuda Based                      3,341,703  CGA Group, Ltd. (a) (b) (c)                                       0
Financial Institutions                91,999  Cobalt Holdings, LLC (c)                                        920
                                     118,449  ESG Re, Ltd. (a)                                            473,796
                                     295,217  LaSalle Re Holdings, Ltd.                                 3,874,723
                                   1,064,516  St. George Holdings, Ltd. Class A (a) (b) (c)               106,451
                                       9,044  St. George Holdings, Ltd. Class B (a) (b) (c)                   905
                                                                                                  ---------------
                                                                                                        4,456,795           0.27%
                                                                                                  ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                                                                                         VALUE              % OF
                                     SHARES   ISSUES                                                    (NOTE 1)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Business Development                  78,245  Capital Southwest Corp.                              $    4,381,720
and Investment Companies             432,300  Risk Capital Holdings, Inc. (a)                           6,653,367
                                                                                                   --------------
                                                                                                       11,035,087           0.66%
                                                                                                   --------------
Computerized Trading                 223,600  Investment Technology Group, Inc.                         8,385,000           0.50%
                                                                                                   --------------
Computers, Networks                  100,000  3Com Corp. (a)                                            3,943,750           0.23%
& Software                                                                                         --------------

Depository Institutions               53,000  Astoria Financial Corp.                                   1,460,813
                                     218,500  Carver Bancorp, Inc. (b)                                  2,075,750
                                      39,500  CNY Financial Corp.                                         720,875
                                      61,543  Commercial Federal Corp.                                    957,763
                                     197,307  Golden State Bancorp., Inc. (a)                           3,033,595
                                      53,480  Golden State Bancorp., Inc. Warrants, 9/17/00 (a)           220,605
                                     197,307  Golden State Bancorp, Inc. Litigation Tracking Warrants (a) 203,473
                                      69,566  Peoples Heritage Financial Group, Inc.                      908,706
                                      41,100  Tompkins Trustco, Inc.                                    1,006,950
                                     348,200  Woronoco Bancorp (b)                                      3,525,525
                                                                                                   --------------
                                                                                                       14,114,055           0.84%
                                                                                                   --------------

Financial Insurance                  200,000  Ambac Financial Group, Inc.                               9,600,000
                                   1,826,500  Enhance Financial Services Group, Inc.                   18,493,313
                                   1,184,000  Financial Security Assurance Holdings, Ltd.              87,394,000
                                   1,076,073  MBIA Inc.                                                53,198,359
                                                                                                   --------------
                                                                                                      168,685,672          10.06%
                                                                                                   --------------
Food Manufacturers                   328,000  J & J Snack Foods Corp. (a)                               5,227,500
& Purveyors                          109,100  Weis Markets, Inc.                                        3,627,575
                                                                                                   --------------
                                                                                                        8,855,075           0.53%
                                                                                                   --------------
Home Building                        444,300  D.R. Horton, Inc.                                         5,748,131           0.34%
                                                                                                   --------------
Industrial Equipment                 398,900  Alamo Group, Inc.                                         4,338,037
                                     123,900  Cummins Engine Co., Inc.                                  4,406,194
                                      18,300  Mestek, Inc. (a)                                            328,256
                                     125,400  Tecumseh Products Co. Class A (b)                         5,823,263
                                     520,400  Tecumseh Products Co. Class B (b)                        22,637,400
                                                                                                   --------------
                                                                                                       37,533,150           2.24%
                                                                                                   --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                                                                                         VALUE              % OF
                                     SHARES   ISSUES                                                    (NOTE 1)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Industrial-Japan                   2,200,000  Toyoda Automatic Loom Works, Ltd.                    $   43,590,575           2.60%
                                                                                                   --------------
Insurance Holding                     87,035  ACE Ltd.                                                  2,083,400
Companies                            200,678  ACMAT Corp. Class A (a) (b)                               1,655,593
                                     803,669  Danielson Holding Corp. (a) (b) (c)                       4,420,180
                                       5,490  Sen-Tech International Holdings, Inc. (a) (c)             3,294,000
                                      50,000  White Mountains Insurance Group Inc.                      6,953,125
                                                                                                   --------------
                                                                                                       18,406,298           1.10%
                                                                                                   --------------
Manufactured Housing                  89,000  Liberty Homes, Inc. Class A                                 611,875
                                      40,000  Liberty Homes, Inc. Class B                                 293,750
                                                                                                   --------------
                                                                                                          905,625           0.05%
                                                                                                   --------------
Medical Supplies                     145,500  Analogic Corp.                                            5,920,031
& Services                           342,300  Datascope Corp. (a)                                      11,338,688
                                     554,950  Prime Medical Services, Inc. (a)                          4,162,125
                                     788,900  Protocol Systems, Inc. (a) (b)                            9,762,638
                                      90,750  St. Jude Medical, Inc. (a)                                2,830,266
                                                                                                   --------------
                                                                                                       34,013,748           2.03%
                                                                                                   --------------
Natural Resources &                1,160,000  Alexander & Baldwin, Inc.                                24,360,000
Real Estate                          179,600  Catellus Development Corp. (a)                            2,334,800
                                      31,000  Consolidated-Tomoka Land Co.                                373,937
                                     550,000  Forest City Enterprises, Inc. Class A                    16,018,750
                                       7,500  Forest City Enterprises, Inc. Class B                       253,125
                                     473,489  HomeFed Corp. (a)                                           303,033
                                   1,180,336  Koger Equity, Inc.                                       20,655,880
                                      14,600  LNR Property Corp.                                          314,812
                                         846  Public Storage, Inc.                                         18,929
                                     238,200  St. Joe Co.                                               6,863,137
                                   3,045,508  Tejon Ranch Co. (b) (c)                                  66,620,487
                                                                                                   --------------
                                                                                                      138,116,890           8.24%
                                                                                                   --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                                                                                         VALUE              % OF
                                     SHARES   ISSUES                                                    (NOTE 1)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Non-Life Insurance-Japan           7,319,000  Mitsui Marine & Fire Insurance Co., Ltd.             $   32,188,556
                                   7,399,000  The Chiyoda Fire & Marine Insurance Co., Ltd.            20,346,308
                                   1,379,000  The Nissan Fire & Marine Insurance Co., Ltd.              3,613,323
                                   3,246,000  The Sumitomo Marine & Fire Insurance Co., Ltd.           17,130,874
                                   1,520,800  The Tokio Marine & Fire Insurance Co., Ltd.,
                                              Sponsored ADR                                            73,378,600
                                   3,000,000  The Yasuda Fire & Marine Insurance Co., Ltd.             12,138,327
                                                                                                   --------------
                                                                                                      158,795,988           9.47%
                                                                                                   --------------
Oil Services                         500,000  Nabors Industries, Inc. (a)                              19,718,750           1.18%
                                                                                                   --------------
Paper & Related                  110,174,479  Repap Enterprises Inc. (a) (b)                            8,263,086           0.49%
Products                                                                                           --------------

Pharmaceutical Services              347,000  Kendle International Inc. (a)                             3,166,375
                                     588,000  PAREXEL International Corp. (a)                           5,292,000
                                     400,000  Pharmaceutical Product Development, Inc. (a)              6,725,000
                                                                                                   --------------
                                                                                                       15,183,375           0.91%
                                                                                                   --------------

Security Brokers,                    223,600  Jefferies Group, Inc.                                     4,933,175
Dealers &                            893,332  Legg Mason, Inc.                                         33,779,116
Flotation Companies                1,086,250  Raymond James Financial, Inc.                            21,860,781
                                                                                                   --------------
                                                                                                       60,573,072           3.61%
                                                                                                   --------------
Semiconductor                        200,000  Applied Materials, Inc. (a)                              20,362,500
Equipment Manufacturers            1,666,700  AVX Corp.                                               162,399,081
and Related                        1,004,500  C.P. Clare Corp. (a) (b)                                  7,125,672
                                   1,125,000  Electro Scientific Industries, Inc. (a)                  70,945,313
                                   1,392,300  Electroglas, Inc. (a) (b)                                53,951,625
                                   2,320,900  FSI International, Inc. (a) (b)                          34,668,444
                                     100,000  GaSonics International Corp. (a)                          3,300,000
                                     100,000  KLA-Tencor Corp. (a)                                      7,487,500
                                     300,000  Photronics, Inc. (a)                                      9,993,750
                                   3,928,400  Silicon Valley Group, Inc. (a) (b)                      111,959,400
                                     500,000  Veeco Instruments, Inc. (a)                              31,062,500
                                                                                                   --------------
                                                                                                      513,255,785          30.62%
                                                                                                   --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                                                                                         VALUE              % OF
                                     SHARES   ISSUES                                                    (NOTE 1)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Small-Cap Technology                 424,000  Hypercom Corp. (a)                                   $    6,201,000
                                     247,200  Planar Systems, Inc. (a)                                  2,765,550
                                       1,500  Simione Central Holdings, Inc. (a)                            3,280
                                                                                                   --------------
                                                                                                        8,969,830           0.54%
                                                                                                   --------------
Title Insurance                    3,201,800  First American Financial Corp. (b)                       49,427,790
                                   1,951,400  Stewart Information Services Corp. (b)                   27,807,450
                                                                                                   --------------
                                                                                                       77,235,240           4.61%
                                                                                                   --------------
                                              TOTAL COMMON STOCKS AND WARRANTS
                                              (Cost $835,281,892)                                   1,381,797,190
                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.38%
Bermuda Based                        643,621  CGA Group, Ltd., Series A (b) (c)                        16,090,526
Financial Institutions             6,045,667  CGA Group, Ltd., Series C (b) (c)                         7,039,176
                                                                                                   --------------
                                                                                                       23,129,702           1.38%
                                                                                                   --------------
Insurance Companies                    4,775  Ecclesiastical Insurance, 8.625%                              7,434           0.00%
                                                                                                   --------------
                                              (Cost $20,915,879)                                       23,137,136
                                                                                                   --------------
                                 INVESTMENT
                                   AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 1.21%
Bermuda Based                   $  2,215,000  ESG Partners, LP (c)                                        426,919           0.03%
Financial Institutions                                                                             --------------
Financial Insurance             $ 15,000,000  American Capital Access Holdings, LLC (c)                15,000,000           0.89%
                                                                                                   --------------

Insurance Holding               $  3,667,341  Head Insurance Investors LP (c)                           3,667,341
Companies                       $  1,140,000  Insurance Partners II Equity Fund, LP (c)                 1,140,000
                                                                                                   --------------
                                                                                                        4,807,341           0.29%
                                                                                                   --------------
                                              TOTAL LIMITED PARTNERSHIPS
                                              (Cost $22,077,756)                                       20,234,260
                                                                                                   --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                  NOTIONAL                                                               VALUE              % OF
                               PRINCIPAL ($)  ISSUES                                                    (NOTE 1)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SWAP CONTRACTS - 0.08%
                                  50,000,000  Bear Stearns Currency Swap,
                                              Termination Date 10/27/00 (c) (e)                    $      902,071
                                 150,000,000  Bear Stearns Currency Swap,
                                              Termination Date 4/17/01 (c) (f)                            372,407
                                                                                                   --------------
                                                                                                        1,274,478           0.08%
                                                                                                   --------------
                                              TOTAL FOREIGN CURRENCY SWAP CONTRACTS
                                              (Cost $0)                                                 1,274,478
                                                                                                   --------------
                                  PRINCIPAL
                                  AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.53%
Repurchase Agreements             80,219,794  Bear Stearns 5.72% , due date May 1, 2000 (g)            80,219,794           4.79%
                                                                                                     ------------

U.S. Treasury Bills               40,000,000  U.S. Treasury Bill 5.49%+, 07/27/00                      39,454,320
                                  40,000,000  U.S. Treasury Bill 5.88%+, 10/26/00                      38,844,000
                                   1,200,000  U.S. Treasury Bill 3.55%+, 12/07/00 (h)                   1,156,917
                                                                                                   --------------
                                                                                                       79,455,237           4.74%
                                                                                                   --------------
                                              TOTAL SHORT TERM INVESTMENTS
                                              (Cost $159,700,807)                                     159,675,031
                                                                                                   --------------
                                              TOTAL INVESTMENT PORTFOLIO - 99.24%
                                              (Cost $1,130,813,818)                                 1,663,323,737
                                                                                                   --------------
                                              OTHER ASSETS
                                              LESS LIABILITIES - 0.76%                                 12,829,730
                                                                                                   --------------
                                              NET ASSETS - 100.00%                                 $1,676,153,467
                                                                                                   ==============
                                              (Applicable to 39,527,097
                                              shares outstanding)


                                              NET ASSET VALUE PER SHARE                                    $42.41
                                                                                                           ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2000
                                   (UNAUDITED)

Notes:

(a)  Non-income producing securities.

(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(c)  Restricted/fair valued securities.

(d)  Interest accrued at a current rate of prime + 2%.

(e) The Fund is selling 5.2 billion Yen and paying an interest rate of 0.22% in exhange for 50 million U.S. Dollars and an interest rate of 6.29%.

(f) The Fund is selling 15.9 billion Yen and paying an interest rate of 0.38% in exhange for 150 million U.S. Dollars and an interest rate of 6.85%.

(g)  Repurchase agreement collateralized by:

     U.S. Treasury Strips, par value $44,365,000, 6.78%, matures 11/15/10: market value $22,626,150.

     U.S. Treasury Strips, par value $50,000,000, 6.78%, matures 2/15/13: market value $22,312,500.

     U.S. Treasury Strips, par value $50,000,000, 6.78%, matures 2/15/20: market value $14,906,500.

     U.S. Treasury Strips, par value $33,072,000, 6.78%, matures 5/15/21: market value $9,187,732.

     U.S. Treasury Strips, par value $1,740,000, 6.78%, matures 2/15/22: market value $463,814.

     U.S. Treasury Strips, par value $50,000,000, 6.78%, matures 8/15/23: market value $12,328,000.

(h)  Security segregated for future Fund commitments.

*    Issuer in default.

+    Annualized yield at date of purchase.

ADR: American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $834,205,156)          $1,222,862,376
  Affiliated issuers (identified cost of $296,608,662)               440,461,361
                                                                  --------------
    Total investments (identified cost of $1,130,813,818)          1,663,323,737
Receivable for securities sold                                           780,529
Receivable for fund shares sold                                        8,946,655
Dividends and interest receivable                                      5,696,107
Other assets                                                             755,208
                                                                  --------------
    Total assets                                                   1,679,502,236
                                                                  --------------
LIABILITIES:
Payable for fund shares redeemed                                       1,697,222
Payable to investment adviser                                          1,188,864
Accounts payable and accrued expenses                                    387,799
Payable for service fees (Note 3)                                         58,995
Other liabilities                                                         15,889
Commitments (Note 6)                                                          --
                                                                  --------------
    Total liabilities                                                  3,348,769
                                                                  --------------
    Net assets                                                    $1,676,153,467
                                                                  ==============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized,
  no par value, 39,527,097 shares outstanding                     $  922,805,781
Accumulated undistributed net investment income                        9,716,474
Accumulated undistributed net realized gains from
  investment transactions                                            211,148,177
Net unrealized appreciation of investments and
  translation of foreign currency denominated assets
  and liabilities 532,483,035
                                                                  --------------
    Net assets applicable to capital shares outstanding           $1,676,153,467
                                                                  ==============
Net asset value, offering and redemption price per share                  $42.41
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2000
                                   (UNAUDITED)

INVESTMENT INCOME:
Interest - unaffiliated issuers                                   $   9,464,266
Interest - affiliated issuers                                           216,959
Dividends - unaffiliated issuers
  (net of foreign withholding tax of $248,690)                        5,670,170
Dividends - affiliated issuers                                        1,982,313
                                                                  -------------
  Total investment income                                            17,333,708
                                                                  -------------
EXPENSES:
Investment advisory fees (Note 3)                                     6,572,591
Service fees (Note 3)                                                   341,764
Transfer agent fees                                                     278,366
Reports to shareholders                                                 182,421
Administration fees (Note 3)                                            146,541
Custodian fees                                                           87,290
Miscellaneous expenses                                                   63,125
Accounting services                                                      57,749
Insurance expenses                                                       47,484
Directors' fees and expenses                                             45,487
Registration fees                                                        40,392
Auditing and tax consulting fees                                         35,518
Legal fees                                                               27,077
                                                                  -------------
  Total operating expenses                                            7,925,805
                                                                  -------------
  Net investment income                                               9,407,903
                                                                  -------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investments - unaffiliated issuers            187,353,038
Net realized  gains on investments - affiliated issuers              10,746,943
Net realized losses on foreign currency transactions                   (216,600)
Net change in unrealized appreciation on investments                 98,714,870
Net change in unrealized appreciation on foreign currency
  swaps and option contracts                                          1,427,872
Net change in unrealized depreciation on translation of other
  assets and liabilities denominated in foreign currency                (26,698)
                                                                  -------------
  Net realized and unrealized gains on investments                  297,999,425
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 307,407,328
                                                                  =============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                  SIX MONTHS         FOR THE
                                                     ENDED            YEAR
                                                    4/30/00           ENDED
                                                  (UNAUDITED)       10/31/99
                                                --------------   --------------
OPERATIONS:
  Net investment income                         $    9,407,903   $   18,120,662
  Net realized gains on investments -
    unaffiliated issuers                           187,353,038       73,612,251
  Net realized gains (losses) on
    investments - affiliated issuers                10,746,943      (25,736,873)
  Net realized losses on foreign
    currency transactions                             (216,600)     (21,743,326)
  Net change in unrealized appreciation
    on investments                                  98,714,870      174,211,595
  Net change in unrealized appreciation
    (depreciation) on foreign currency swaps
    and option contracts                             1,427,872         (204,327)
  Net change in unrealized depreciation
    on translation of other assets and
    liabilities denominated in foreign currency        (26,698)         (19,024)
                                                --------------   --------------
  Net increase in net assets resulting
    from operations                                307,407,328      218,240,958
                                                --------------   --------------
DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income                                      --      (19,923,268)
  Distributions to shareholders from net
     realized gains on investments                 (16,225,592)              --
                                                --------------   --------------
                                                   (16,225,592)     (19,923,268)
                                                --------------   --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                     279,946,431      237,803,848
  Net asset value of shares issued in
    reinvestment of dividends and distributions     15,430,983       18,679,630
  Cost of shares redeemed                         (250,677,556)    (655,240,361)
                                                --------------   --------------
  Net increase (decrease) in net assets
    resulting from capital share transactions       44,699,858     (398,756,883)
                                                --------------   --------------
  Net increase (decrease) in net assets            335,881,594     (200,439,193)
  Net assets at beginning of period              1,340,271,873    1,540,711,066
                                                --------------   --------------
  Net assets at end of period
  (including undistributed net investment
    income of $9,716,474 and $308,571,
    respectively)                               $1,676,153,467   $1,340,271,873
                                                ==============   ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                     FOR THE
                                                   SIX MONTHS
                                                      ENDED                            YEARS ENDED OCTOBER 31,
                                                     4/30/00        ---------------------------------------------------------------
                                                   (UNAUDITED)         1999          1998          1997         1996        1995
                                                   ----------       ----------    ----------    ----------    --------    --------
Net Asset Value, Beginning of Period               $    34.82       $    30.16    $    31.94    $    24.26    $  21.53    $  18.01
                                                   ----------       ----------    ----------    ----------    --------    --------
Income (loss) from Investment Operations:
  Net investment income                                   .24              .47           .48           .48         .53         .38
  Net gain (loss) on securities (both realized
    and unrealized)                                      7.77             4.59         (1.69)         7.92        2.76        3.53
                                                   ----------       ----------    ----------    ----------    --------    --------
Total from Investment Operations                         8.01             5.06         (1.21)         8.40        3.29        3.91
                                                   ----------       ----------    ----------    ----------    --------    --------
Less Distributions:
  Dividends from net investment income                     --             (.40)         (.41)         (.57)       (.41)       (.25)
  Distributions from realized gains                      (.42)              --          (.16)         (.15)       (.15)       (.14)
                                                   ----------       ----------    ----------    ----------    --------    --------
  Total Distributions                                    (.42)            (.40)         (.57)         (.72)       (.56)       (.39)
                                                   ----------       ----------    ----------    ----------    --------    --------
Net Asset Value, End of Period                     $    42.41       $    34.82    $    30.16    $    31.94    $  24.26    $  21.53
                                                   ==========       ==========    ==========    ==========    ========    ========
Total Return                                            23.29%(1)        16.89%        (3.86%)       35.31%      15.55%      22.31%
Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)         $1,676,153       $1,340,272    $1,540,711    $1,646,240    $566,847    $312,722
  Ratio of Expenses to Average Net Assets                1.09%(2)         1.10%         1.08%         1.13%       1.21%       1.25%
  Ratio of Net Income to Average Net Assets              1.29%(2)         1.27%         1.44%         2.10%       2.67%       2.24%
  Portfolio Turnover Rate                                  15%(1)            5%           24%           10%         14%         15%

(1)  Not Annualized

(2)  Annualized

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                       THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At April 30, 2000, the end of the second fiscal quarter, the unaudited net asset value attributable to the 9,996,435 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $12.51 per share, compared with the Fund's unaudited net asset value of $12.20 per share at January 31,2000, and an unaudited net asset value, adjusted for a subsequent distribution to shareholders, of $10.96 at April 30, 1999. At June 2, 2000, the net asset value was $13.10.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established one new position, added to eight of its thirty-nine existing positions, and reduced its holdings in eight companies. At April 30, 2000, Small-Cap Value held positions in 37 companies, the top 10 positions of which accounted for approximately 41% of the Fund's net assets.

NUMBER OF SHARES      NEW POSITIONS ACQUIRED
27,500                Enhance Financial Services Group, Inc. Common Stock
                      ("EFS Common")

                      INCREASES IN EXISTING POSITIONS
7,000                 ACT Networks, Inc. Common Stock ("Act Common")
1,000                 Bel Fuse, Inc. Class A Common Stock ("Bel Fuse A Common")
21,000                Bel Fuse, Inc. Class B Common Stock ("Bel Fuse B Common")
2,300                 Century Aluminum Co. Common Stock ("Century Common")
6,500                 Evans & Sutherland Computer Corp. Common Stock
                      ("Evans & Sutherland Common")
5,000                 Financial Security Assurance Holdings, Ltd. Common Stock
                      ("FSA Common")
1,400                 LaSalle Re Holdings, Ltd. Common Stock ("LaSalle Common")
30,000                MBIA, Inc. Common Stock ("MBIA Common")
30,100                PAREXEL International Corp. Common Stock
                      ("PAREXEL Common")
5,000                 Protocol Systems, Inc. Common Stock ("Protocol Common")

                            [THIRD AVENUE FUNDS LOGO]


NUMBER OF SHARES      REDUCTIONS IN EXISTING POSITIONS
10,000                Alico, Inc. Common Stock ("Alico Common")
59,000                Centigram Communications Corp. Common Stock
                      ("Centigram Common")
54,500                Electroglas, Inc. Common Stock ("Electroglas Common")
123,500               FSI International, Inc. Common Stock ("FSI Common")
113,000               Planar Systems, Inc. Common Stock ("Planar Common")
746,300               Repap Enterprises, Inc. Common Stock ("Repap Common")
23,400                Sawako Corp., Sponsored ADR ("Sawako ADRs")
25,000                SpeedFam-IPEC, Inc. Common Stock ("SpeedFam Common")

                      POSITIONS ELIMINATED
161,600               Gleason Corp. Common Stock ("Gleason Common")
490,600               SpecTran Corp. Common Stock ("SpecTran Common")


Our new position in EFS common represents a quasi arbitrage investment. As Third Avenue defines it, arbitrage means "a reasonably determinate workout in a reasonably determinate period of time." We have known Enhance management for many years and generally think very highly of their business acumen and track record. However, the company has come to a crossroads of sorts and has hired Morgan Stanley to advise it on strategic alternatives. For Enhance, these strategic alternatives may take one of several forms, any one of which is quite likely to produce values well in excess of the admittedly depressed current market price of EFS common. Moreover, owing to pressure from rating agencies, the clock is ticking, and a "value realization" event seems likely to happen by late summer.

A large percentage of the capital deployed during the quarter went toward existing positions, borne out of our conviction that many of these issues remain undervalued and attractively priced. Volatile, short-term market swings afforded the Fund favorable buying conditions for several issues. Unlike the popular press, who often malign the market's volatility as an investor's enemy, we can actually embrace short-term volatility as it produces some terrific buying opportunities. It is true that the volatility may temporarily depress the value of the Fund's holdings, though we care little about such short-term, market risks. More than market risk, we are much more focused on long-term investment risk - the risk that the businesses we own encounter some permanent business-related problems.

Resource conversion remained an important theme during the quarter for the Fund's portfolio holdings, following on the heels of a number of similar, M&A-related events during the prior quarter. Protocol Systems, a maker of patient monitors and other medical devices, announced that it had engaged a financial advisor to explore strategic alternatives. Current business fundamentals at Protocol appear to be very strong as evidenced by new product announcements and earnings growth. FSA, one of the Fund's original holdings, announced that it had agreed to be acquired by Dexia

                            [THIRD AVENUE FUNDS LOGO]

Group, a European financial services firm. Dexia agreed to pay $76 per share cash for each FSA share, versus the Fund's cost of $39. The FSA deal ought to close in July. Lastly, ACT Networks, a maker of data networking equipment, agreed to be acquired by Clarent Corporation. The stock for stock deal values ACT at between $14 to $18 per share, versus the Fund's cost of $11 per share. Interestingly, ACT Common today trades under $12 per share. Business fundamentals appear to be reasonably strong - and improving - at ACT as well. The Fund's disposals during the quarter of Gleason Common and SpecTran Common were the result of cash tender offers for those companies' common stocks.

While the Fund's performance only partly reflects the values realized by these resource conversion events, we believe that the portfolio has potential for a great many more such events in the coming periods, though there are no guarantees. As evidenced by the "resource conversion" activity in the Fund during the quarter, we can be confident that the private markets will likely find value in many of our holdings where the public markets act irrationally for any prolonged periods.

I look forward to writing you again when we publish our Third Quarter Report dated July 31, 2000.


Sincerely,

/s/ Curtis R. Jensen

Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT APRIL 30, 2000
                                  (UNAUDITED)

                                                                                                        VALUE               % OF
                                      SHARES  ISSUES                                                   (NOTE 1)          NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -  90.31%
Bermuda Based Financial              135,400  LaSalle Re Holdings, Ltd.                              $  1,777,125           1.42%
Institutions                                                                                         ------------
Construction-Japan                   293,900  Sawako Corp., Sponsored ADR (b)                           1,451,131           1.16%
                                                                                                     ------------
Financial Insurance                   27,500  Enhance Financial Services Group, Inc.                      278,437
                                      76,000  Financial Security Assurance Holdings Ltd.                5,609,750
                                     154,822  MBIA Inc. (b)                                             7,654,013
                                                                                                     ------------
                                                                                                       13,542,200          10.83%
                                                                                                     ------------
Industrial Equipment                 310,000  Alamo Group, Inc.                                         3,371,250           2.70%
                                                                                                     ------------
Life Insurance                       179,000  FBL Financial Group, Inc. Class A                         2,774,500           2.22%
                                                                                                     ------------
Manufactured Housing                 184,300  Skyline Corp.                                             3,755,113           3.00%
                                                                                                     ------------
Media                                125,000  ValueVision International, Inc. Class A (a)               2,492,188           1.99%
                                                                                                     ------------
Medical Supplies                     283,000  Protocol Systems, Inc. (a)                                3,502,125           2.80%
                                                                                                     ------------
& Services
Metal & Metal Products                26,600  Century Aluminum Co. (b)                                    372,400           0.30%
                                                                                                     ------------

Natural Resources &                  187,500  Alexander & Baldwin, Inc.                                 3,937,500
Real Estate                          187,300  Alico, Inc. (b)                                           3,090,450
                                     139,000  Avatar Holdings, Inc. (a) (b)                             2,745,250
                                     126,900  Cabot Industrial Trust (b)                                2,442,825
                                     227,400  Deltic Timber Corp.                                       5,002,800
                                     206,000  Koger Equity, Inc.                                        3,605,000
                                     200,000  Tejon Ranch Co. (d)                                       4,375,000
                                   1,104,700  The TimberWest Forest Corp. (Canada) (b)                  7,754,897
                                                                                                     ------------
                                                                                                       32,953,722          26.35%
                                                                                                     ------------
Non-Life                           2,025,000  The Nissan Fire & Marine
Insurance-Japan                               Insurance Co., Ltd.                                       5,306,004           4.24%
                                                                                                     ------------
Paper & Related                   12,253,700  Repap Enterprises Inc. (a)                                  919,028           0.74%
Products                                                                                             ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                                                                                        VALUE               % OF
                                      SHARES  ISSUES                                                   (NOTE 1)          NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)
Pharmaceutical Services               76,400  Kendle International Inc. (a)                          $    697,150
                                      58,100  PAREXEL International Corp. (a)                             522,900
                                      93,000  Pharmaceutical Product Development, Inc. (a) (b)          1,563,562
                                                                                                     ------------
                                                                                                        2,783,612           2.23%
                                                                                                     ------------
Retail                               426,100  HomeBase, Inc. (a) (b)                                      878,831
                                     261,700  Value City Department Stores, Inc. (a)                    2,666,069
                                                                                                     ------------
                                                                                                        3,544,900           2.83%
                                                                                                     ------------
Semiconductor                        484,800  C.P. Clare Corp. (a) (c)                                  3,439,050
Equipment Manufacturers              100,000  Electroglas, Inc. (a)                                     3,875,000
and Related                          293,900  FSI International, Inc. (a)                               4,390,131
                                      99,000  Silicon Valley Group, Inc. (a)                            2,821,500
                                     150,000  SpeedFam-IPEC, Inc. (a)                                   2,371,875
                                                                                                     ------------
                                                                                                       16,897,556          13.51%
                                                                                                     ------------
Technology                           302,800  ACT Networks, Inc. (a)                                    3,747,150
                                      26,000  Bel Fuse, Inc. Class A (a)                                  461,500
                                     132,400  Bel Fuse, Inc. Class B (b)                                2,325,275
                                     189,300  Centigram Communications Corp. (a)                        2,922,319
                                     210,000  Evans & Sutherland Computer Corp. (a)                     2,388,750
                                     257,300  Planar Systems, Inc. (a)                                  2,878,544
                                                                                                     ------------
                                                                                                       14,723,538          11.77%
                                                                                                     ------------
Title Insurance                      179,800  First American Financial Corp.                            2,775,662           2.22%
                                              TOTAL COMMON STOCKS                                    ------------
                                              (Cost $112,973,419)                                     112,942,054
                                                                                                     ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                  NOTIONAL                                                              VALUE               % OF
                                 PRINCIPAL    ISSUES                                                   (NOTE 1)          NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SWAP CONTRACTS (0.22%)

                                   6,000,000  Bear Stearns Currency Swap,
                                              Termination Date 2/28/01 (d) (e)                       $   (280,021)         (0.22%)
                                                                                                     ------------
                                              TOTAL FOREIGN CURRENCY SWAP CONTRACTS
                                              (Cost $0)                                                  (280,021)
                                                                                                     ------------

                                  PRINCIPAL
                                  AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 18.16%
Repurchase Agreements             10,510,247  Bear Stearns 5.72%, due date May 1, 2000 (f)             10,510,247           8.40%
                                                                                                     ------------
Repurchase Agreements -               58,190  Bear Stearns 3.06%, due date May 1, 2000 (g)                 58,190
Collateral on Securities Loaned   12,151,000  Bear Stearns 6.35%, due date May 1, 2000 (g)             12,151,000
                                                                                                     ------------
                                                                                                       12,209,190           9.76%
                                                                                                     ------------
                                              TOTAL SHORT TERM INVESTMENTS
                                              (Cost $22,719,437)                                       22,719,437
                                                                                                     ------------
                                              TOTAL INVESTMENT PORTFOLIO - 108.25%
                                              (Cost $135,692,856)                                     135,381,470
                                                                                                     ------------
                                              OTHER ASSETS
                                              AND LIABILITIES - (8.25%)                               (10,316,421)
                                                                                                     ------------

                                              NET ASSETS - 100.00%                                   $125,065,049
                                              (Applicable to 9,996,435                               ============
                                              shares outstanding)

                                              NET ASSET VALUE PER SHARE                                    $12.51
                                                                                                           ======

Notes:

(a)  Non-income producing securities.

(b)  Securities in whole or in part on loan.

(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(d)  Restricted/fair valued securities.

(e) The Fund is selling 6.7 billion Yen and paying an interest rate of 0.25% in exchange for 6 million U.S. Dollars and an interest rate of 6.73%.

(f)  Repurchase agreement collateralized by:

     U.S. Treasury Strips, par value $21,025,000, 6.78%, matures 11/15/10: market value $10,722,750.

(g)  Repurchase agreement collateralized by:

     U.S. Treasury Strips, par value $120,000, 6.78%, matures 11/15/10: market value $61,200.

     U.S. Treasury Strips, par value $24,305,000, 6.78%, matures 11/15/10: market value $12,395,550.

ADR: American Depository Receipt.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $130,174,953)          $ 131,942,420
  Affiliated issuers (identified cost of $5,517,903)                  3,439,050
                                                                  -------------
    Total investments (identified cost of $135,692,856)             135,381,470
                                                                  -------------
Receivable for fund shares sold                                       1,709,502
Dividends and interest receivable                                       321,927
Deferred organizational costs (Note 1)                                   20,806
Other assets                                                             56,813
                                                                  -------------
    Total assets                                                    137,490,518
                                                                  -------------
LIABILITIES:
Payable for fund shares redeemed                                         45,783
Payable to investment adviser                                            89,852
Accounts payable and accrued expenses                                    75,536
Payable for service fees (Note 3)                                         5,108
Collateral on loaned securities (Note 1)                             12,209,190
                                                                  -------------
  Total liabilities                                                  12,425,469
                                                                  -------------
  Net assets                                                      $ 125,065,049
                                                                  =============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par
  value, 9,996,435 shares outstanding                             $ 123,743,332
Accumulated undistributed net investment income                         278,838
Accumulated undistributed net realized gains from
  investment transactions                                             1,356,434
Net unrealized depreciation of investments and
  translation of foreign currency denominated
  assets and liabilities                                               (313,555)
                                                                  -------------
  Net assets applicable to capital shares outstanding             $ 125,065,049
                                                                  =============
Net asset value, offering and redemption price per share                 $12.51
                                                                         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2000
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest                                                         $    219,990
  Dividends (net of foreign withholding tax of $5,102)                1,131,319
                                                                   ------------
    Total investment income                                           1,351,309
                                                                   ------------
EXPENSES:
  Investment advisory fees (Note 3)                                     566,013
  Administration fees (Note 3)                                           49,425
  Directors' fees and expenses                                           36,682
  Transfer agent fees                                                    33,043
  Service fees (Note 3)                                                  30,969
  Accounting services                                                    23,238
  Reports to shareholders                                                21,530
  Auditing and tax consulting fees                                       18,840
  Registration fees                                                      15,216
  Custodian fees                                                         13,305
  Miscellaneous expenses                                                  6,714
  Amortization of organizational expenses (Note 1)                        5,424
  Insurance expenses                                                      4,364
  Legal fees                                                              4,297
                                                                   ------------
      Total operating expenses                                          829,060
                                                                   ------------
      Net investment income                                             522,249
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments - unaffiliated issuers            1,785,206
  Net realized losses on investments - affiliated issuers               (51,246)
  Net realized losses on foreign currency transactions                 (219,122)
  Net change in unrealized appreciation on investments               11,540,344
  Net change in unrealized depreciation on foreign currency
    swaps and option contracts                                          (64,221)
  Net change in unrealized depreciation on translation of
    other assets and liabilities denominated in
    foreign currency                                                     (1,325)
                                                                   ------------
    Net realized and unrealized gains on investments                 12,989,636
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 13,511,885
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE
                                                    SIX MONTHS       FOR THE
                                                       ENDED           YEAR
                                                      4/30/00          ENDED
                                                    (UNAUDITED)      10/31/99
                                                   ------------    ------------
OPERATIONS:
  Net investment income                            $    522,249    $  1,002,937
  Net realized gains on investments -
    unaffiliated issuers                              1,785,206         841,964
  Net realized losses on investments -
    affiliated issuers                                  (51,246)             --
  Net realized losses on foreign
    currency transactions                              (219,122)       (151,197)
  Net change in unrealized appreciation
    on investments                                   11,540,344       7,651,526
  Net change in unrealized depreciation on
    foreign currency swaps and option contracts         (64,221)       (289,800)
  Net change in unrealized appreciation
    (depreciation) on translation of other
    assets and liabilities denominated in
    foreign currency                                     (1,325)          2,959
                                                   ------------    ------------
  Net increase in net assets resulting
     from operations                                 13,511,885       9,058,389
                                                   ------------    ------------
DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                                  (991,471)     (1,130,515)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                       46,361,621      54,380,491
  Net asset value of shares issued in
    reinvestment of dividends and
    distributions                                       963,645       1,086,390
  Cost of shares redeemed                           (56,675,642)    (81,056,965)
                                                   ------------    ------------
  Net decrease in net assets resulting from
    capital share transactions                       (9,350,376)    (25,590,084)
                                                   ------------    ------------
  Net increase (decrease) in net assets               3,170,038     (17,662,210)
  Net assets at beginning of period                 121,895,011     139,557,221
                                                   ------------    ------------
  Net assets at end of period
    (including undistributed net investment
    income of $278,838 and $748,060,
    respectively)                                  $125,065,049    $121,895,011
                                                   ============    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                    FOR THE
                                                                  SIX MONTHS           FOR THE         FOR THE        FOR THE
                                                                     ENDED              YEAR            YEAR           PERIOD
                                                                    4/30/00             ENDED           ENDED           ENDED
                                                                  (UNAUDITED)         10/31/99        10/31/98       10/31/1997*
                                                                  -----------        -----------     -----------     -----------
Net Asset Value, Beginning of Period                              $     11.33        $     10.66     $     12.37     $     10.00
                                                                  -----------        -----------     -----------     -----------
Income (loss) from Investment Operations:
  Net investment income                                                   .06                .09             .08             .05
  Net gain (loss) on securities (both realized and unrealized)           1.22                .67           (1.73)           2.32
                                                                  -----------        -----------     -----------     -----------
Total from Investment Operations                                         1.28                .76           (1.65)           2.37
                                                                  -----------        -----------     -----------     -----------
Less Distributions:
  Dividends from net investment income                                   (.10)              (.09)           (.06)            .00
                                                                  -----------        -----------     -----------     -----------
Net Asset Value, End of Period                                    $     12.51        $     11.33     $     10.66     $     12.37
                                                                  ===========        ===========     ===========     ===========
Total Return                                                            11.29%(1)           7.12%         (13.36%)         23.70%(1)
Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)                        $   125,065        $   121,895     $   139,557     $   107,256
  Ratio of Expenses to Average Net Assets                                1.32%(2)           1.28%           1.28%           1.65%(2)
  Ratio of Net Income to Average Net Assets                              0.83%(2)           0.72%           0.72%           1.44%(2)
  Portfolio Turnover Rate                                                   6%(1)             10%              6%              7%(1)

(1)  Not Annualized

(2)  Annualized

*    The Fund commenced investment operations April 1, 1997.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At April 30, 2000, the end of the second fiscal quarter of 2000, the unaudited net asset value attributable to the 1,556,060 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $12.07 per share. This compares with an unaudited net asset value of $10.85 per share at January 31, 2000, and an unaudited net asset value, adjusted for a subsequent distribution to shareholders, of $10.95 per share at April 30, 1999. At June 2, 2000, the unaudited net asset value was $12.56 per share.

QUARTERLY ACTIVITY

During the second quarter of fiscal 2000, the Fund had significant inflows of new dollars, increasing net assets to $18.8 million. At April 30, 2000, approximately 27% of the Fund's net assets were held in cash primarily due to a large investment (about $2.5 million) received just prior to quarter end. Unfortunately, the Fund experienced its first taste of "hot money" as this investor redeemed within about a week. At Third Avenue Funds, we are long-term investors and try to discourage market timers from investing in the funds. Luckily, the Fund had not yet invested the hot money, and we did not have to sell any securities to meet the redemption.

During the quarter, the Fund established new positions in the common stock of two companies and in the senior notes of one company. The Fund increased its position in the common stocks of 11 companies and in the subordinated notes of one company. The Fund eliminated its position in the common stock of three companies as a result of resource conversions.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES    NEW POSITIONS ACQUIRED

$3,500,000          ContiFinancial Corp. 8.375% Senior Unsecured Notes
                    due 8/15/03 ("ContiFinancial Notes")

40,200 shares       Captec Net Lease Realty, Inc. Common Stock ("Captec Common")

21,000 shares       Centex Corp. Common Stock ("Centex Common")

                    INCREASES IN EXISTING POSITIONS

$500,000 CareMatrix Corp. 6.25% Convertible Subordinated Notes due 8/15/04 ("CareMatrix Notes")

10,300 shares       Aegis Realty, Inc. Common Stock ("Aegis Common")

5,000 shares        AMRESCO Capital Trust, Inc. Common Stock ("AMRESCO Common")

3,300 shares        Avatar Holdings, Inc. Common Stock ("Avatar Common")

                            [THIRD AVENUE FUNDS LOGO]

61,000 shares      Catellus Development Corp. Common Stock ("Catellus Common")

28,300 shares      Commercial Assets, Inc. Common Stock ("Commercial Common")

11,200 shares      Consolidated-Tomoka Land Co. Common Stock
                   ("Consolidated Common")

27,700 shares      D.R. Horton, Inc. Common Stock ("Horton Common")

5,000 shares       First American Financial Corp. Common Stock
                   ("First American Common")

3,200 shares       LNR Property Corp. Common Stock ("LNR Common")

5,000 shares       Prime Group Realty Trust Common Stock ("Prime Common")

45,700 shares      United Investors Realty Trust Common Stock ("United Common")



                   POSITIONS ELIMINATED

17,000 shares      Echelon International Corp., Inc. Common Stock
                   ("Echelon Common")

2,800 shares       ElderTrust Common Stock ("ElderTrust Common")

72,000 shares      Imperial Credit Commercial Mortgage Investment Corp.
                   Common Stock ("Imperial Common")


OVERVIEW OF NEW POSITIONS ESTABLISHED DURING THE QUARTER:

ContiFinancial Corp. is a sub-prime lender that has publicly acknowledged it can no longer operate profitably in the current interest rate environment. The company is in the process of disposing of certain assets and is expected to file for bankruptcy protection within the next few months. We expect that the company will propose a liquidation plan as opposed to a reorganization plan. The Fund acquired ContiFinancial Notes at an average of about 10 cents on the dollar. Based on using conservative assumptions in estimating the liquidation value of ContiFinancial's assets (which primarily consist of whole mortgages and residual interests in mortgage backed securities), our downside risk appears very limited and our investment could very well double or better within a year.

Centex Corp. is a diversified residential and commercial real estate company operating in five business segments: homebuilding (including conventional home building and manufactured housing), financial services (retail mortgage lending), investment real estate (office, industrial and multifamily), construction products (primarily gypsum wallboard and cement) and general contracting and construction services. Centex is one of the largest homebuilders in the United States but with its diversified operations, conventional homebuilding represents only about 56% of its operating income. Centex has a very strong balance sheet with debt to total assets of about 45%. Excluding the financial services division, the debt to total asset ratio is only 27%. The financial services division carries a higher percentage of debt

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                            [THIRD AVENUE FUNDS LOGO]

because it generally uses warehouse facilities to fund mortgage loans prior to selling them. At current prices, Centex Common is trading at a 4.2 PE ratio and at book value. Over the last five years, Centex Common has traded as high as
23.7 times trailing earnings and at 2.6 times book value. As with the other homebuilder common stocks in our portfolio, we expect that the home sales will probably slow down in 2000 and 2001 as a result of interest rate increases. However, it appears that these securities are ultra-depressed today with very limited downside.

Captec Net Lease Realty, Inc. is a real estate investment trust (REIT) that owns primarily free-standing properties leased pursuant to long-term triple-net leases with national and regional chain and franchised restaurants and national retailers. At the end of 1999, Captec announced its agreement to merge with two affiliates in order to become a fully integrated real estate specialty finance company focused on the net lease and franchise finance sectors. Since the new business strategies were inconsistent with the REIT format, Captec planned to change its tax status to a C Corporation. In an apparent response to the company's announcement, many shareholders of Captec Common, especially those who invested for dividends, sold shares and drove the market price down by about 40%. After the initial wave of selling, the market price recovered by about 20%, but Captec Common continued trading at about 20% below the pre-announcement level and about 40% below our estimate of net asset value. The Fund acquired its position in Captec Common with the view that if Captec shareholders approved the merger, the combined company could be an interesting growth vehicle - and we were in very cheap. If shareholders voted against the merger and Captec retained its REIT status, the 18% dividend yield looked very safe based on the quality of the lease revenues. Subsequent to the Fund buying Captec Common, a Captec shareholder filed a Contested Preliminary Proxy Statement with the SEC seeking shareholder votes against the proposed merger and to elect a new slate of nine directors. As a result of the imminent proxy contest, Captec scrapped its merger plans (the stated reason was "less than overwhelming shareholder support"). The market price for Captec Common has since recovered to pre-announcement levels, which is still substantially below net asset value.

POSITIONS ELIMINATED DURING THE QUARTER:

Echelon Common was tendered pursuant to an all cash tender offer of $34 per share. The Fund's average cost for Echelon Common was $22.47 per share. ElderTrust Common was sold (at a small profit) shortly after acquiring it when we determined that ElderTrust's largest tenant, Genesis Health Ventures, was in a precarious financial position and would need to restructure its balance sheet. The Fund was cashed out of its holdings in Imperial Common upon the closing of the acquisition by Imperial Credit Industries. This turned out to be an excellent investment for the Fund, starting out as a typical investment in an undervalued and misunderstood security and finally becoming a terrific risk arbitrage opportunity.

RECENT REBOUND IN PRICES OF REAL ESTATE COMPANY STOCKS

When I wrote my first letter to shareholders for the fiscal year ended October 31, 1998, real estate company stocks were already about one year into a two-and-a-half-year bear market. Since that time, real estate stocks, in general, have not been a very exciting place to invest. In the last eighteen months the Morgan Stanley REIT index is up only 4.3% (the Fund has returned 21.9% during this period). The lure of huge profits in technology and Internet stocks was too tempting for investors to have money tied up in real estate stocks. However, with the NASDAQ Composite Index dropping about 30% in March/April 2000, investors may have finally recognized the stability and value in previously

                            [THIRD AVENUE FUNDS LOGO]

out-of-favor REITs and other real estate companies. Until recently, REIT stocks were trading about 15% to 25% below net asset value. Today, on average, REIT stocks trade about 10% below net asset value. This is in stark contrast to the 20% to 30% premiums over net asset value that REIT stocks traded in 1997. REIT prices have rebounded about 10% since March 1, 2000 while technology stocks have clearly gone the other way. The obvious question being asked now is whether this is really a recovery and the end of a bear market, or simply a temporary blip while momentum investors take a breather from high volatility. I certainly do not claim to know the answer. But it sure seems that REIT common stocks are priced today at pretty reasonable levels for sustained annual returns of 10% to 15% (a combination of dividends and capital appreciation).

Real estate operating company (REOC) stocks, on the other hand, appear to have much better opportunities for appreciation. REOC common stocks are still trading at much larger discounts to net asset value than their REIT brethren. Additionally, the REOCs in which the Fund has invested are capable of increasing cash flow and earnings at a faster pace than REITs. A good example is Forest City Enterprises, which recently reported its twentieth consecutive year of cash flow growth, increasing 12.5%, 10.2% and 10.5% in 1999, 1998 and 1997, respectively (Forest City reports "Earnings Before Depreciation, Amortization and Deferred Taxes" or "EBDT" which is synonymous with "Funds From Operations" ("FFO") or cash flow). In 1999, Forest City generated EBDT of $132.6 million and paid out only $5.7 million in dividends, leaving 96% of EBDT available for reinvestment. This is a distinct advantage over REITs, which must distribute 95% of their taxable income. With the window still closed for new REIT equity offerings, most REITs will continue to be in a holding pattern, primarily engaged in managing their existing portfolios. The combination of the large discount to net asset value and the ability to grow by reinvesting cash flow puts REOCs in a position for both near-term and long-term capital appreciation. The Fund is in an excellent position to benefit from that appreciation.

I look forward to writing to you again when we publish our quarterly report for the period ending July 31, 2000.



Sincerely,


/s/ Michael H. Winer

Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund

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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                   PRINCIPAL                                                            VALUE              % OF
                                  AMOUNT ($)  ISSUES                                                   (NOTE 1)          NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 3.06%
Assisted Living Facilities         1,000,000  CareMatrix Corp. 6.25%, due 8/15/04                    $    181,250           0.96%
                                                                                                     ------------
Financial Services                 3,500,000  ContiFinancial Corp. 8.38%, due 8/15/03                     393,750           2.10%
                                                                                                     ------------
                                              TOTAL CONVERTIBLE BONDS
                                              (Cost $647,715)                                             575,000
                                                                                                     ------------
                                      SHARES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 70.11%
Home Building                         21,000  Centex Corp.                                                506,625
                                      47,700  D.R. Horton, Inc.                                           617,119
                                      14,700  U.S. Home Corp. (a)                                         526,444
                                                                                                     ------------
                                                                                                        1,650,188           8.79%
                                                                                                     ------------
Natural Resources                     11,500  Deltic Timber Corp.                                         253,000
                                       4,000  The TimberWest Forest Corp. (Canada) (b)                     28,080
                                                                                                     ------------
                                                                                                          281,080           1.50%
                                                                                                     ------------
Real Estate Development               50,700  Avatar Holdings, Inc. (a)                                 1,001,325
                                      99,000  Catellus Development Corp. (a)                            1,287,000
                                      21,900  Consolidated-Tomoka Land Co.                                264,169
                                      30,700  Forest City Enterprises, Inc. Class A                       894,137
                                      40,700  LNR Property Corp.                                          877,594
                                      28,500  St. Joe Co.                                                 821,156
                                      60,700  Wellsford Real Properties, Inc. (a)                         538,713
                                                                                                     ------------
                                                                                                        5,684,094          30.26%
                                                                                                     ------------
Real Estate Holding Company           25,500  Security Capital Group, Inc. Class B (a) (b)                382,500           2.03%
                                                                                                     ------------
Real Estate Investment Trust          52,300  Aegis Realty, Inc.                                          523,000
                                      69,000  AMRESCO Capital Trust Inc. (b)                              724,500
                                      75,500  Anthracite Capital, Inc.                                    537,937
                                      40,200  Captec Net Lease Realty, Inc.                               351,750
                                     107,600  Commercial Assets, Inc.                                     544,725
                                      22,000  Koger Equity, Inc.                                          385,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 2000
                                   (UNAUDITED)

                                                                                                          VALUE             % OF
                                      SHARES        ISSUES                                               (NOTE 1)        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Real Estate                           60,800  Prime Group Realty Trust                               $    900,600
Investment Trust                     132,700  United Investors Realty Trust                               646,912
(continued)                                                                                          ------------
                                                                                                        4,614,424          24.57%
                                                                                                     ------------
Title Insurance                       36,000  First American Financial Corp.                              555,750           2.96%
                                                                                                     ------------
                                              TOTAL COMMON STOCKS
                                              (Cost $12,145,467)                                       13,168,036
                                                                                                     ------------
                                    PRINCIPAL
                                   AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 29.77%
Repurchase Agreements              5,473,788  Bear Stearns 5.72%, due date May 1, 2000 (c)              5,473,788          29.14%
                                                                                                     ------------
Repurchase Agreements -                  194  Bear Stearns 3.06%, due date May 1, 2000 (d)                    193
Collateral on                        118,400  Bear Stearns 6.35%, due date May 1, 2000 (d)                118,400
Securities Loaned                                                                                    ------------
                                                                                                          118,593           0.63%
                                                                                                     ------------

                                              TOTAL SHORT TERM INVESTMENTS
                                              (Cost $5,592,381)                                         5,592,381
                                                                                                     ------------
                                              TOTAL INVESTMENT PORTFOLIO - 102.94%
                                              (Cost $18,385,563)                                       19,335,417
                                                                                                     ------------
                                              OTHER ASSETS
                                              LESS LIABILITIES - (2.94%)                                 (552,583)
                                                                                                     ------------
                                              NET ASSETS - 100.00%                                   $ 18,782,834
                                                                                                     ============
                                              (Applicable to 1,556,060
                                              shares outstanding)

                                              NET ASSET VALUE PER SHARE                                    $12.07
                                                                                                           ======

Notes:

     (a)  Non-income producing securities.

     (b)  Securities in whole or in part on loan.

     (c)  Repurchase agreements collateralized by:

          U.S. Treasury Strips, par value $10,950,000, 6.78%, matures 11/15/10: market value $5,584,500.

     (d)  Repurchase agreements collateralized by:

          U.S. Treasury Strips, par value $5,000, 6.78%, matures 11/15/10: market value $2,550.

          U.S. Treasury Strips, par value $240,000, 6.78%, matures 11/15/10: market value $122,400.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $18,385,563)              $19,335,417
Receivable for fund shares sold                                          198,101
Receivable from investment adviser                                         8,961
Dividends and interest receivable                                         57,032
Other assets                                                                 499
                                                                     -----------
    Total assets                                                      19,600,010
                                                                     -----------
LIABILITIES:
Payable for securities purchased                                         648,271
Accounts payable and accrued expenses                                     50,312
Collateral on loaned securities (Note 1)                                 118,593
                                                                     -----------
    Total liabilities                                                    817,176
                                                                     -----------
    Net assets                                                       $18,782,834
                                                                     ===========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized,
  no par value, 1,556,060 shares outstanding                         $17,350,068
Accumulated undistributed net investment income                          124,198
Accumulated undistributed net realized gains
  from investment transactions                                           358,714
Net unrealized appreciation of investments
  and translation of foreign currency denominated
  assets and liabilities                                                 949,854
                                                                     -----------
    Net assets applicable to capital shares outstanding              $18,782,834
                                                                     ===========
Net asset value, offering and redemption price per share                  $12.07
                                                                          ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 2000
                                   (UNAUDITED)

INVESTMENT INCOME:
  Interest                                                          $    37,936
  Dividends (net of foreign withholding tax of $110)                    253,592
                                                                    -----------
    Total investment income                                             291,528
                                                                    -----------
EXPENSES:
  Investment advisory fees (Note 3)                                      50,430
  Administration fees (Note 3)                                           39,642
  Directors' fees and expenses                                           35,904
  Registration fees                                                      16,211
  Transfer agent fees                                                    12,437
  Accounting services                                                    12,183
  Auditing and tax consulting fees                                       10,529
  Reports to shareholders                                                 8,402
  Custodian fees                                                          5,285
  Legal fees                                                              3,736
  Miscellaneous expenses                                                  1,086
  Amortization of Insurance expense                                         146
                                                                    -----------
    Total operating expenses                                            195,991
                                                                    -----------
  Expenses waived and reimbursed (Note 3)                              (111,799)
                                                                    -----------
    Net expenses                                                         84,192
                                                                    -----------
    Net investment income                                               207,336
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments                                     359,105
  Net realized losses on foreign currency transactions                       (5)
  Net change in unrealized appreciation on investments                  944,965
  Net change in unrealized appreciation on translation
    of other assets and liabilities denominated in
    foreign currency                                                          3
                                                                    -----------
    Net realized and unrealized gains on investments                  1,304,068
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,511,404
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                     SIX MONTHS       FOR THE
                                                        ENDED          YEAR
                                                       4/30/00         ENDED
                                                     (UNAUDITED)     10/31/99
                                                     -----------    -----------
OPERATIONS:
  Net investment income                              $   207,336    $   170,060
  Net realized gains on investments                      359,105         55,843
  Net realized gains (losses) on foreign
    currency transactions                                     (5)           183
  Net change in unrealized appreciation
    (depreciation) on investments                        944,965        (14,517)
  Net change in unrealized appreciation
    on translation of other assets and
    liabilities denominated in foreign currency                3             11
                                                     -----------    -----------
  Net increase in net assets resulting
    from operations                                    1,511,404        211,580
                                                     -----------    -----------
DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                                   (233,622)       (26,438)
  Distributions to shareholders from net
    realized gains on investments                        (54,698)            --
                                                     -----------    -----------
                                                        (288,320)       (26,438)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                         9,638,081      8,594,336
  Net asset value of shares issued in
    reinvestment of dividends and distributions          274,613         26,336
  Cost of shares redeemed                               (665,257)    (1,206,453)
                                                     -----------    -----------
  Net increase in net assets resulting from
    capital share transactions                         9,247,437      7,414,219
                                                     -----------    -----------
  Net increase in net assets                          10,470,521      7,599,361
  Net assets at beginning of period                    8,312,313        712,952
                                                     -----------    -----------
  Net assets at end of period
    (including undistributed net investment income
    of $124,198 and $150,484, respectively)          $18,782,834    $ 8,312,313
                                                     ===========    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                           FOR THE
                                         SIX MONTHS       FOR THE    FOR THE
                                            ENDED          YEAR      PERIOD
                                           4/30/00         ENDED      ENDED
                                         (UNAUDITED)     10/31/99   10/31/98*
                                         -----------     --------   ---------
Net Asset Value, Beginning of Period       $ 11.09        $10.28     $10.00
                                           -------        ------     ------
Income from Investment Operations:
 Net investment income                         .13           .20        .02
 Net gain on securities (both realized
  and unrealized)                             1.16           .71        .26
                                           -------        ------     ------
  Total from Investment Operations            1.29           .91        .28
                                           -------        ------     ------
Less Distributions:
 Dividends from net investment income         (.25)         (.10)        --
 Distributions from realized gains            (.06)           --         --
                                           -------        ------     ------
  Total Distributions                         (.31)         (.10)        --
                                           -------        ------     ------
Net Asset Value, End of Period             $ 12.07        $11.09     $10.28
                                           =======        ======     ======
Total Return                                 11.95%(1)      8.86%      2.80%(1)
Ratios/Supplemental Data:
 Net Assets, End of period (in thousands)  $18,783        $8,312       $713
 Ratio of Expenses to Average Net Assets
  Before expense reimbursement                3.50%(2)      5.38%     81.89%(2)
  After expense reimbursement                 1.50%(2)      1.87%      1.90%(2)
 Ratio of Net Income (Loss) to
  Average Net Assets
  Before expense reimbursement                1.70%(2)     (0.31%)   (77.33%)(2)
  After expense reimbursement                 3.70%(2)      3.20%      2.66%(2)
Portfolio Turnover Rate                         21%(1)         5%         0%(1)

(1)  Not Annualized

(2) Annualized. Note that annualized expenses and net income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fixed expenses.

*    The Fund commenced investment operations September 17, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000
                                   (UNAUDITED)

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of three separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalizations of below $1 billion at the time of investment and believed to be priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)

cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At April 30, 2000, such securities had a total fair value of $132,961,616 or 7.93% of net assets of Third Avenue Value Fund and $4,094,979 or 3.27% of net assets of Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o  INVESTMENTS: At the prevailing rates of exchange on the valuation date.

     o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)


Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

FOREIGN CURRENCY SWAP CONTRACTS:

Third Avenue Value Fund and Third Avenue Small-Cap Value Fund have entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. These swaps are used to hedge the Funds' exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Funds' realizes a gain or loss upon termination or reset of the contracts. The Statements of Operations reflect net unrealized gains (losses) on these contracts.

FORWARD FOREIGN CURRENCY CONTRACTS:

Third Avenue Value Fund has engaged in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to sell currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of contracts.

FOREIGN CURRENCY OPTION CONTRACTS:

An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings.

LOANS OF PORTFOLIO SECURITIES:

Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund loaned securities during the period to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)

securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the six months ended April 30, 2000, the following Funds had securities lending income included in interest income totaling:

         FUND
         ----
         Third Avenue Small-Cap Value Fund                  $6,151
         Third Avenue Real Estate Value Fund                   515

The value of loaned securities and related collateral outstanding at April 30, 2000, was as follows:
                                                    VALUE OF           VALUE OF
         FUND                                   SECURITIES LOANED     COLLATERAL
         ----                                   --------------        --------
         Third Avenue Small-Cap Value Fund        $11,453,732        $12,209,190
         Third Avenue Real Estate Value Fund          116,657            118,593

The collateral for the Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund consisted of cash which was invested in repurchase agreements with Bear Stearns due May 1, 2000, collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:

Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:

Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)

FEDERAL INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

CASH AND CASH EQUIVALENTS:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the six months ended April 30, 2000 were as follows:

                                            PURCHASES             SALES
                                            ---------             -----
Third Avenue Value Fund:
   Affiliated                             $ 13,775,296       $ 19,225,920
   Unaffiliated                            191,172,435        278,468,247
Third Avenue Small-Cap Value Fund:
   Affiliated                                       --            440,201
   Unaffiliated                              7,134,926         22,901,748
Third Avenue Real Estate Value Fund:
   Unaffiliated                              6,903,025          2,136,927

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)

3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

Each Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the applicable Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At April 30, 2000, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund had payables to affiliates of $114,237, $14,207 and $5,765, respectively, for reimbursement of expenses paid by such affiliates. Under current arrangements for the Third Avenue Value Fund, and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Effective October 15, 1999, whenever, in any fiscal year, Third
Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Prior to this date, the Adviser was obligated to reimburse Third Avenue Real Estate Value Fund per the agreement stated above for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the six months ended April 30, 2000. The Adviser waived fees of $50,430, and reimbursed $61,369 for Third Avenue Real Estate Value Fund, for the six months ended April 30, 2000.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the six months ended April 30, 2000, the Funds incurred total brokerage commissions, which include commissions earned by M.J. Whitman, Inc. as follows:

   FUND                                  TOTAL COMMISSIONS    M.J. WHITMAN, INC.
   ----                                  -----------------    ------------------
   Third Avenue Value Fund                   $432,782              $373,693
   Third Avenue Small-Cap Value Fund           19,409                 6,644
   Third Avenue Real Estate Value Fund         25,374                20,394

INVESTMENT IN AFFILIATES:

A summary of the Funds' transactions in securities of affiliated issuers for the six months ended April 30, 2000 is set forth below:

THIRD AVENUE VALUE FUND

                                            SHARES/                                     SHARES/                   DIVIDEND/INTEREST
                                           PRINCIPAL      SHARES/                      PRINCIPAL       VALUE AT        INCOME
                                           HELD AT       PRINCIPAL     SHARES          HELD AT         APR. 30,    NOV. 1, 1999 -
NAME OF ISSUER:                          OCT. 31, 1999   PURCHASED      SOLD         APR. 30, 2000       2000       APR. 30, 2000
-------------------------                -------------   ---------   ----------      -------------   ------------  ----------------
ACMAT Corp. Class A                           200,678        --              --          200,678     $  1,655,593             --
Carver Bancorp, Inc.                          218,500        --              --          218,500        2,075,750     $   10,925
CGA Group, Ltd.                             3,341,703        --              --        3,341,703                0             --
CGA Group, Ltd., Series A                     601,554    42,067(1)           --          643,621       16,090,526      1,051,675
CGA Group, Ltd., Series C                   6,045,667        --              --        6,045,667        7,039,176             --
CGA Special Account Trust                $  7,500,000        --              --     $  7,500,000        7,500,000        216,959
C.P. Clare Corp.                            1,004,500        --              --        1,004,500        7,125,672             --
Danielson Holding Corp.                       803,669        --              --          803,669        4,420,180             --
Electro Scientific Industries, Inc.         1,600,300        --         475,300        1,125,000               +              --
Electroglas, Inc.                           1,882,500        --         490,200        1,392,300       53,951,625             --
First American Financial Corp.              3,145,000    56,800              --        3,201,800       49,427,787        380,808
FSI International, Inc.                     2,320,900        --              --        2,320,900       34,668,444             --
Protocol Systems, Inc.                        788,900        --              --          788,900        9,762,638             --
Repap Enterprises Inc.                    126,605,679        --      16,431,200      110,174,479        8,263,086             --
Silicon Valley Group, Inc.                  3,734,500   193,900              --        3,928,400      111,959,400             --
Stewart Information Services Corp.          1,951,400        --              --        1,951,400       27,807,450         78,056
St. George Holdings, Ltd. Class A           1,064,516        --              --        1,064,516          106,451             --
St. George Holdings, Ltd. Class B               9,044        --              --            9,044              905             --
Tecumseh Products Co. Class A                 125,400        --              --          125,400        5,823,263         80,256
Tecumseh Products Co. Class B                 417,300   103,100              --          520,400       22,637,400        299,840

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)

                                        SHARES/                                   SHARES/                    DIVIDEND/INTEREST
                                       PRINCIPAL      SHARES/                    PRINCIPAL                         INCOME
                                       HELD AT       PRINCIPAL     SHARES         HELD AT         VALUE AT      NOV. 1, 1999 -
NAME OF ISSUER:                      OCT. 31, 1999   PURCHASED      SOLD        APR. 30, 2000   APR. 30, 2000   APR. 30, 2000
--------------                        -----------    ---------     -------      ------------    ------------    --------------
Tejon Ranch Co.                      3,045,508            --            --       3,045,508         66,620,487          76,138
Vertex Communications Corp.            306,900            --       306,900              --                  +
Woronoco Bancorp                            --       348,200            --         348,200          3,525,525           4,615
                                                                                                 ------------      ----------
   Total Affiliates                                                                              $440,461,358      $2,199,272
                                                                                                 ============      ==========

(1)  42,067 share increase due to pay-in-kind dividends

+    As of April 30, 2000, no longer an affiliate.

THIRD AVENUE SMALL-CAP VALUE FUND

                                        SHARES/                                   SHARES/                    DIVIDEND/INTEREST
                                       PRINCIPAL      SHARES/                    PRINCIPAL                         INCOME
                                       HELD AT       PRINCIPAL     SHARES         HELD AT         VALUE AT      NOV. 1, 1999 -
NAME OF ISSUER:                      OCT. 31, 1999   PURCHASED      SOLD        APR. 30, 2000   APR. 30, 2000   APR. 30, 2000
--------------                        -----------    ---------     -------      ------------    ------------    --------------
Centigram Communications Corp.         326,900            --       137,600         189,300                  +              --
C.P. Clare Corp.                       520,000            --        35,200         484,800         $3,439,050              --
SpecTran Corp.                         490,600            --       490,600              --                  +              --
                                                                                                   ----------      ----------
   Total Affiliates                                                                                $3,439,050              $0
                                                                                                   ==========      ==========

+    As of April 30, 2000, no longer an affiliate.

5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in capital stock were as follows:

                                                                       THIRD AVENUE                            THIRD AVENUE
                                                                        VALUE FUND                        SMALL-CAP VALUE FUND
                                                               ------------------------------        -----------------------------
                                                                  FOR THE           FOR THE            FOR THE             FOR THE
                                                               PERIOD ENDED       YEAR ENDED        PERIOD ENDED         YEAR ENDED
                                                              APRIL 30, 2000      OCTOBER 31,      APRIL 30, 2000        OCTOBER 31,
                                                                (UNAUDITED)          1999            (UNAUDITED)            1999
                                                               -----------        -----------        -----------        -----------
Increase in Fund shares:
Shares outstanding at beginning
   of period                                                    38,490,806         51,081,171         10,761,465         13,096,406
   Shares sold                                                   7,237,393          7,411,681          3,723,250          4,834,365
   Shares reinvested from dividends
     and distributions                                             445,725            578,496             77,713             96,740
   Shares redeemed                                              (6,646,827)       (20,580,542)        (4,565,993)        (7,266,046)
                                                               -----------        -----------        -----------        -----------
Net increase (decrease) in Fund shares                           1,036,291        (12,590,365)          (765,030)        (2,334,941)
                                                               -----------        -----------        -----------        -----------
Shares outstanding at end of period                             39,527,097         38,490,806          9,996,435         10,761,465
                                                               ===========        ===========        ===========        ===========

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)

                                                         THIRD AVENUE
                                                    REAL ESTATE VALUE FUND
                                                  ---------------------------
                                                    FOR THE           FOR THE
                                                 PERIOD ENDED      PERIOD ENDED
                                                APRIL 30, 2000      OCTOBER 31,
                                                  (UNAUDITED)          1999
                                                  ----------        --------
Increase in Fund shares:
Shares outstanding at beginning
  of period                                          749,696          69,355
  Shares sold                                        841,660         791,345
  Shares reinvested from dividends
    and distributions                                 25,217           2,473
  Shares redeemed                                    (60,513)       (113,477)
                                                  ----------        --------
Net increase in Fund shares                          806,364         680,341
                                                  ----------        --------
Shares outstanding at end of period                1,556,060         749,696
                                                  ==========        ========

6. COMMITMENTS

Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $1,140,000 has been funded as of April 30, 2000. Securities valued at $1,156,917 have been segregated to meet the requirements of this commitment. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS:

The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (UNAUDITED)

transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:

Third Avenue Value Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

Third Avenue Value Fund invests in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:

Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman
                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)
                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023
                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036
                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            WWW.THIRDAVENUEFUNDS.COM